Shelton Funds

Green California Tax-Free Income Fund

S&P 500 Index Fund

S&P MidCap Index Fund

S&P SmallCap Index Fund

Shelton Equity Income Fund

Nasdaq-100 Index Fund

U.S. Government Securities Fund

The United States Treasury Trust

Shelton Sustainable Equity Fund

(the “Funds”)

Supplement dated July 30, 2026 to the

Statement of Additional Information (“SAI”), dated

January 1, 2026

The following disclosure is added immediately following the third paragraph in the “Policies Regarding Broker-Dealers used for Portfolio Transactions” section of the Funds’ SAI:

“Research and brokerage services provided by brokers through which a Fund effects securities transactions may be used by Shelton in servicing its other clients (including the other Funds) and not all of these services may be used by Shelton in connection with that Fund. Shelton faces conflicts of interest because the statistical information and other research services may benefit certain other clients of Shelton more than that Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.”

Please retain this supplement with your SAI